Investment properties	12 Months Ended
Dec. 31, 2021
Investment properties

13.	Investment properties

Investment properties are measured at historical cost, including transaction costs, net of accumulated depreciation and impairment loss, if any. The cost of investment properties acquired in a business combination is determined at fair value, in accordance with IFRS 3 - Business combination.

Investment properties are written off when they are sold or no longer used and no future economic benefit is expected from its use. An investment property is also classified as held for sale when there is an intention and plan to sell. The difference between the net amount obtained from the sale and the carrying amount of the asset is recognized in the Statements of Income in the period in which the asset is disposed of. The useful life of buildings is presented in note 14.

The investment properties of the Group correspond to commercial areas and lots that are maintained for income generation or future price appreciation.

The Company performed an impairment test to verify the operating assets of investment properties that could not be recoverable in the year ended December 31, 2021. Based on the tests carried out, it was necessary to record a loss in the amount of R$32 (R$22 in December 31, 2020). The fair value of investment properties is measured based on assessments performed by third parties.

	Balance at 12.31.2020	Additions	Impairment	Depre- ciation	Write-off	Exchange rate	Transfers (*)	Balance at 12.31.2021

Land	762	1	(4)	-	4	(58)	54	759
Buildings	2,859	91	(28)	(58)	3	(169)	(243)	2,455
Construction in progress	18	32	-	-	-	(3)	(7)	40
Total	3,639	124	(32)	(58)	7	(230)	(196)	3,254
(*)	Transfers to fixed assets

	Balance at 12.31.2019	Additions	Impairment	Depreciation	Exchange rate	Transfers	Balance at 12.31.2020

Land	656	-	(11)	-	149	(32)	762
Buildings	2,385	6	(11)	(63)	557	(15)	2,859
Construction in progress	10	8	-	-	2	(2)	18
Total	3,051	14	(22)	(63)	708	(49)	3,639

	Balance at 12.31.2021			Balance at 12.31.2020
	Cost	Accumulated depreciation	Net	Cost	Accumulated depreciation	Net

Land	759	-	759	762	-	762
Buildings	2,607	(152)	2,455	2,921	(62)	2,859
Construction in progress	40	-	40	18	-	18
Total	3,406	(152)	3,254	3,701	(62)	3,639

The net result generated by investment properties is as follows:

	2021	2020
Lease revenue	433	368
Operating expenses from investment properties that generate revenue	(108)	(78)
Operating expenses from investment properties that do not generate revenue	(103)	(165)
Net result generated by investment properties	222	125

As of December 31, 2021, the fair value of investment properties in use was R$3,844 (R$3,926 as of December 31, 2020). Key inputs used in the fair value assessment, such as discount rate, vacancy rate and terminal capitalization rate are estimated by advisors or management based on comparable transactions and industry data. The rates vary for each development based on geographic region, development format and are presented below:

	Range
Discount rate	10.00%	14.00%
Vacancy rate	0.00%	54.45%
Terminal capitalization rate	7.50%	8.50%